SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 28, 2007

First Mutual Bancshares, Inc.
(exact name of registrant as specified it its charter)

Washington	000-28261	91-2005970
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 -108th AVENUE N.E.
BELLEVUE, WASHINGTON 98004
(425) 455-7300
(Address of principal executive offices, including zip code, and telephone number, Including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 28, 2007, First Mutual Bancshares Inc. and  First Mutual Savings Bank ("the Bank") entered into a new short term Employment Agreement ("Agreement") with Chief Financial Officer, Roger A. Mandery, that will have him continue to be employed by First Mutual Bancshares, Inc. as their Executive Vice President and Chief Financial Officer. The Agreement commences effective as of June 1, 2007 and continues through August 31, 2007 unless earlier terminated pursuant to the terms of the Agreement.

The Agreement is attached hereto as Exhibit 99.1 and incorporated thereby. This description of the terms of the Agreement is not meant to be complete and/or comprehensive and should be limited by the text of the Agreement itself.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

Exhibit	Description

Exhibit 99.1	Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MUTUAL BANCSHARES, INC.

Dated: July 2, 2007
By: /s/ John R. Valaas
Its: President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement